Exhibit 99.1

SETTLEMENT AGREEMENT

This SETTLEMENT AGREEMENT dated as of January 22, 2015 (this “Agreement”), by and among HDIMAX MEDIA, Inc., a Nevada corporation, (formerly known as Indigo-Energy, Inc., the “Company”), Rajinder Brar, Aneliya Vasilieva, Myles A. Pressey III, James C. Walter Sr. and, with respect to Sections 6.3 and 6.4 only, Fashion Style Mag, Inc, a Delaware corporation.

WHEREAS, On November 21, 2014, a wholly-owned subsidiary of the Company, HDIMAX Acquisition Corporation, a Nevada corporation, was merged with and into HDIMAX, Inc., a Delaware corporation (“HDIMAX”) (such merger, the “Merger”), pursuant to the Agreement and Plan of Merger effective as of September 2, 2014, as amended effective as of November 20, 2014, by and among Indigo-Energy, Inc., HDIMAX and HDIMAX Acquisition Corporation (the “Merger Agreement”);

WHEREAS, the Company and/or its affiliates previously entered into employment agreements with each of Mr. Brar, Ms. Vasilieva and Mr. Pressey;

WHEREAS, the Company, one the one hand, and each of Mr. Brar, Ms. Vasilieva and Mr. Pressey III (together, the “Departing Executives”), respectively, desire to terminate the employment agreement that is in place between the Company and each such Departing Executive in accordance with the terms hereof, and to make certain other agreements in connection therewith;

WHEREAS, all parties hereto desire to settle possible disputes and possible claims or litigation relating to the employment agreements with the Departing Executives and other matters regarding the Company’s business;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE I - AGREEMENTS AS TO MANAGEMENT COMPOSITION

Section 1.1 Aneliya Vasilieva shall resign as a Director of the Company and as the Company’s Chief Content Officer, and from all other offices and directorships which she may hold within the Company or any of its subsidiaries, effective as of the execution and delivery of this Agreement by all signatories (the “Effective Time”).

Section 1.2 The remaining two directors shall appoint James C. Walter Sr. (the “New Nominee”) to the Board of Directors of the Company (the “Board”) to fill the vacancy, effective immediately after the resignation of Ms. Vasilieva, and shall also appoint the New Nominee as the Company’s President, Chief Executive Officer and Chief Financial Officer, effective upon the resignation of Mr. Brar from those positions as described in Section 1.3.

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Section 1.3 Following the appointments of the New Nominee to the Board and the officer positions set forth under Section 1.2, Mr. Brar shall resign as Chairman and Director of the Company, and from the offices of President, Chief Executive Officer and Chief Financial Officer of the Company and from all other offices and directorships which he may hold within the Company or any of its subsidiaries.

Section 1.4 Following the appointments of the New Nominee to the Board and the officer positions set forth under Section 1.2, Mr. Pressey III shall resign as a Director of the Company, and from the office of Chief Business Development Officer of the Company, and from all other offices and directorships which he may hold within the Company or any of its subsidiaries.

ARTICLE II – TERMINATION OF EMPLOYMENT AGREEMENTS; RELATED AGREEMENTS

Section 2.1

(a)   Effective as of the Effective Time, any employment agreement, whether written or oral, made or contemplated by and between the Company or any of its subsidiaries and Rajinder Brar, including that certain Employment Agreement dated September 4, 2014 between HDIMAX Inc. and Rajinder Brar (collectively, the “Brar Agreements”) shall be terminated and of no force and effect. Upon the termination of the Brar Agreements, (i) Mr. Brar and the Company shall each be released from any outstanding obligations owed to the other party under the employment agreement, such that no cash, bonuses or other forms of compensation shall be owed to Mr. Brar under the employment agreement as of the Effective Time; and (ii) Mr. Brar and the Company will owe no further obligations to one another under the employment agreement or any other Brar Agreement, except as set forth herein.

(b)  In consideration of the shares being canceled pursuant to Section 2.1(d) hereof and the other promises and agreements contained herein, the parties agree that as soon as practical following execution of this Agreement, the Company shall issue to Mr. Brar 3,000,000 (Three Million) shares of newly issued restricted common stock.

(c)   In consideration of the other promises and agreements contained herein, the Company shall promptly pay Mr. Brar $25,000 after the execution of this Agreement.

(d)  In consideration of the promises and agreements contained herein, including the issuance of shares pursuant to Section 2.1(b) hereof, the parties agree that the 712,121,205 shares of common stock issued to Mr. Brar in connection with the Merger shall be canceled and voided, including 690,378,781 shares represented by stock certificate No. 1; 7,500,000 shares referenced by certificate no. 8; and 14,242,424 shares represented by certificate no. 9.

Section 2.2

(a) Effective as of the Effective Time, that certain Employment Agreement between the Company and Aneliya Vasilieva dated December 19, 2014, and any other agreement, whether written or oral, made or contemplated by and between the Company or any of its subsidiaries and Aneliya Vasilieva (collectively, the “Vasilieva Agreements”), shall be terminated and of no force and effect. Upon the termination of the Vasilieva Agreements, (i) Ms. Vasilieva and the Company shall each be released from any outstanding obligations owed to the other party under the employment agreement, such that no cash, bonuses or other forms of compensation shall be owed to Ms. Vasilieva under the employment agreement as of the Effective Time; and (ii) Ms. Vasilieva and the Company will owe no further obligations to one another under the employment agreement or any other Vasilieava Agreement.

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(b) The parties specifically agree that the Company’s obligation to award 52,500,000 (fifty-two million five hundred thousand) shares of the Company’s stock promised to Ms. Vasilieva under her employment agreement is hereby terminated, and to the extent any shares have been so issued, they shall be cancelled as of the Effective Time, regardless of the vesting schedule referenced in the employment agreement.

Section 2.3

(a) Effective as of the Effective Time, that certain Employment Agreement between the Company and Myles A. Pressey III dated December 19, 2014, and any other agreement, whether written or oral, made or contemplated by and between the Company or any of its subsidiaries and Myles A. Pressey III (collectively, the “Pressey Agreements”), shall be terminated and of no force and effect. Upon the termination of the Pressey Agreements, (i) Mr. Pressey III and the Company shall each be released from any outstanding obligations owed to the other party under the employment agreement, such that no cash, bonuses or other forms of compensation shall be owed to Mr. Pressey III under the employment agreement as of the Effective Time; and (ii) Mr. Pressey III and the Company will owe no further obligations to one another under the employment agreement or any other Pressey Agreement.

(b) The parties specifically agree that the Company’s obligation to award 67,500,000 (sixty-seven million five hundred thousand) shares of the Company’s stock promised to Mr. Pressey III under his employment agreement is hereby terminated, and to the extent any shares have been so issued, they shall be cancelled as of the Effective Time, regardless of the vesting schedule referenced in the employment agreement.

ARTICLE III - RELEASE OF CLAIMS

Section 3.1

(a) The Company, on behalf of itself and its executors, heirs, administrators, attorneys, agents, employees, officers and directors (except for the Departing Executives), assigns and anyone else claiming by, through or under such party (collectively, the “Company Parties”), irrevocably and unconditionally, releases, and forever discharges each of the Departing Executives and their respective attorneys, insurers, agents and representatives (collectively, the “Released Executive Parties”), from, and with respect to, any and all debts, liabilities, and expenses that are set forth under Exhibit A hereto (the “Disclosed Liabilities”). The Disclosed Liabilities are subject to verification by any signatory hereto prior to the execution hereof, which can be shown, with respect to each obligation, by the following: (A) evidence of the inclusion of the debt or liability in the Company’s publicly filed financial statements; or (B) a combination of the following for any particular vendor item: (i) vendor’s invoice number, (ii) the Company’s account number with the vendor, and (iii) the vendor’s phone number.

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(b) Each Departing Executive, on behalf of himself or herself and any other respective Released Executive Parties, irrevocably and unconditionally, releases, and forever discharges each of the Company Parties and each of the other Departing Executives (collectively, the “Released Parties”) from, and with respect to, any and all debts, demands, actions, causes of action, suits, covenants, contracts, wages, bonuses, damages and any and all claims, demands, liabilities, and expenses (including attorneys’ fees and costs) whatsoever of any name or nature both in law and in equity (severally and collectively, “Claims”), as permitted by law, that each such Departing Executive now has, has ever had or may in the future have against the Released Parties, by reason of any matter, cause or thing that has happened, developed or occurred, and any Claims that have arisen, before the signing of this release, including but not limited to, any and all Claims in tort or contract, whether by statute or common law, and any Claims relating to salary, wages, bonuses and commissions, the breach of an oral or written contract, unjust enrichment, promissory estoppel, misrepresentation, defamation, and interference with prospective economic advantage, interference with contract, wrongful termination, intentional and negligent infliction of emotional distress, negligence, breach of the covenant of good faith and fair dealing. Each Departing Executive understands and agrees that the Claims released by the Departing Executive Parties above include not only those Claims presently known but also include all unknown or unanticipated claims, rights, demands, actions, obligations, liabilities, and causes of action of every kind and character that would otherwise come within the scope of the Claims as described above.

ARTICLE IV INDEMNIFICATION

Section 4.1

The Company shall to the maximum extent permitted by Nevada law indemnify, defend and hold harmless the Departing Executives and the New Nominee and their heirs, assigns, executors, administrators, predecessors and successors against the Disclosed Liabilities.

Section 4.2

Each Departing Executive shall, to the maximum extent permitted by Nevada law, indemnify, defend and hold harmless the Company Parties, each other Departing Executive and the New Nominee against the Claims described in Section 3.1(b) or any claims arising by reason of the Company Parties, each other Departing Executive or the New Nominee entering into, and performing, or causing the Company to perform, this Agreement.

ARTICLE V - NONDISPARAGEMENT

For a period of three years from and after the date hereof, each of the Company, the Departing Executives, and the New Nominee, on behalf of themselves and their affiliates, officers, directors, partners, managers, members, and agents with actual authority to speak for such parties, as the case may be, expressly acknowledges, agrees, and covenants that he, she or it will not make any statements, comments, or communications that are reasonably likely to be considered to be disparaging of or derogatory or detrimental to, the good name or business reputation of one another or any of their respective members, partners, officers, directors, employees or representatives (including statements relating to the circumstances leading up to and including the execution of this Agreement). Where applicable, this mutual non-disparagement covenant applies to any public or private statements, comments, or communications in any form, whether oral, written, or electronic.

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ARTICLE VI - ADDITIONAL AGREEMENTS

Section 6.1

(a)             The Company agrees to execute the form of assignment agreement attached hereto as Exhibit B immediately upon Execution of this Agreement, which will assign to Fashion Style Mag, Inc. or to another assignee specified by Rajinder Brar, all assets currently owned by HDIMAX, Inc., except for the domain HDIMAX.com and all existing content, contracts intellectual property rights associated with such site (such excluded assets, the “Excluded Assets”).

(b)            No later than May 1, 2015, the Company hereby agrees to either: (i) execute the form of assignment attached hereto as Exhibit C, which will assign to Rajinder Brar the Excluded Assets; or, in the Company’s discretion (ii) convey such Excluded Assets to Mr. Brar though another means, such as the conveyance of the capital stock of HDIMAX, Inc. Prior to May 1, 2015, Mr. Brar shall maintain the HDIMAX.com website, subject to direction from the Company’s management, and any costs associated therewith shall be covered by the payment to Mr. Brar under Section 2.1(c).

(c)             The Company agrees to use its best efforts to change the name of the Company from “HDIMAX MEDIA, Inc.” to another name on or before May 1, 2015; provided, however, that this obligation shall be subject to the Company’s receipt of all applicable regulatory approvals associated with and required by such name change by such date. Prior to May 1, 2015, the nature of the Company’s business, as described in the Company’s filings with the Securities and Exchange Commission, will not substantively change, except that all such descriptions will no longer reference frontlinewire.com or any of the assets associated therewith.

Section 6.2 That certain Escrow Agreement dated November 21, 2014 by and among the Company and Rajinder Brar, relating to the escrow of 14,242,424 shares of the Company’s common stock beneficially owned by Mr. Brar and subject to such agreement (such shares, the “Escrow Shares”) shall be canceled and terminated, effective as of the Effective Time. The Escrow Shares, represented by stock certificate No. 9, shall be canceled, effective as of the Effective Time.

Section 6.3 That certain Amended and Restated Option Agreement (the “Option Agreement”) by and among the Company, HDIMAX, Inc., Fashion Style Mag, Inc., a Delaware corporation (“FSM”), and Rajinder Brar, shall be terminated as of the Effective Time and shall be of no force and effect. The 7,500,000 shares of the Company’s common stock beneficially owned by Mr. Brar subject to the provisions of the Option Agreement, represented by stock certificate No. 8, shall be canceled, effective as of the Effective Time.

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Section 6.4 That certain Omnibus Agreement and License dated November 21, 2014, by and between HDIMAX and FSM shall be terminated, effective as of the Effective Time.

Section 6.5 The signatories to the Agreement hereby acknowledge and agree that as long as they have material non-public information about the Company they will refrain from using it to trade in Company securities and that to the extent that they continue to serve as directors of the Company they owe a fiduciary duty to the Company to refrain from improper disclosure of confidential information. The Resigning Directors shall not trade the Company’s common stock for a period of ninety (90) days following the date hereof.

Section 6.6 The New Nominee shall use his best efforts to cause the Company to comply with the terms and conditions of the Agreement; provided, however, that all agreements by the Company made in this Agreement are contingent upon the complete and accurate disclosure of the Disclosed Liabilities contained under Exhibit A.

Section 6.7 None of the Departing Executives shall be responsible individually for the legal expenses incurred by the Company in connection with the preparation of this Agreement and a related letter of intent.

ARTICLE VII - MISCELLANEOUS

Section 7.1 Article and Section references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” This Agreement shall be deemed to have been mutually prepared by the parties hereto and shall not be construed against any of them by reason of authorship.

Section 7.2 Neither this Agreement nor any of the rights or obligations of any party hereunder shall be assignable without the prior written consent of the other parties hereto, other than as expressly provided herein and assignments by operation of law. This Agreement shall be binding upon the undersigned and their respective successors and permitted assigns. This Agreement contains the entire understanding of the parties with respect to its subject matter. This Agreement may be amended only by a written instrument duly executed by all the parties or their respective successors and assigns. If any provision of this Agreement shall be deemed or declared to be unenforceable, invalid or void, the same shall not impair any of the other provisions of this Agreement.

Section 7.3 All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, facsimile, Internet electronic mail, air courier guaranteeing overnight delivery or personal delivery to each person at the address provided under his signature or to such other address as the parties may designate in writing. All other communications may be by regular mail. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified mail, return receipt requested, or regular mail, if mailed; when receipt acknowledged, if facsimiled or sent via Internet electronic mail; and upon actual receipt when delivered to a courier guaranteeing overnight delivery.

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Section 7.4 The validity and interpretation of this Agreement and the legal relations of the parties to it will be governed by the laws of the State of New York, without giving effect to rules regarding conflicts of law as they apply to contracts to be negotiated, executed and performed therein. Any claim arising out of or relating to this Agreement or any breach thereof shall be resolved fully and finally by arbitration in accordance with the Rules of the American Arbitration Association (“AAA”), with venue to be in New York City, and judgment upon the award rendered by the arbitrators may be entered in the appropriate court having jurisdiction thereof. The terms of this Agreement shall control in the event of any inconsistency between it and the AAA rules. The parties shall mutually agree upon an arbitrator, and in the even that they cannot agree to an arbitrator, one will be appointed by the AAA. The prevailing party shall be entitled to reimbursement for costs and reasonable attorneys’ fees. The determination of the arbitrator in such proceeding shall be final, binding and non-appealable.

Section 7.5 This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. To the extent that any party listed as a party to this Agreement ultimately fails to execute this Agreement, this Agreement shall be deemed to be in full force and effect and binding with respect to each other party that does execute this Agreement.

Section 7.6 Each signatory to this Agreement represents and warrants with respect to itself or himself that it or he is duly authorized to execute, deliver and perform this Agreement, that this Agreement has been duly executed by such signatory, that each signatory has been encouraged to consult independent legal counsel with regard to this Agreement, and that this Agreement is a legal, valid and binding agreement of such signatory, enforceable against such signatory in accordance with its terms.

[Signature page follows]

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

HDIMAX MEDIA, INC.

By: /s/ Rajinder Brar

Name: Rajinder Brar

Title: Chairman, President and CEO

By: /s/ Stanley L. Teeple

Name: Stanley L. Teeple

Title: Chief Compliance Officer

With respect to Sections 6.3 and 6.4 only:

FASHION STYLE MAG, INC.

By: /s/ Rajinder Brar

Name: Rajinder Brar

Title: President and CEO

[Signature page to Settlement Agreement]

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

Current Directors

RAJINDER BRAR

By: /s/ Rajinder Brar

Name: Rajinder Brar

Title: Chairman

ANELIYA VASILIEVA

By: /s/ Aneliya Vasilieva

Name: Aneliya Vasilieva

Title: Director

MYLES A. PRESSEY III

By: /s/ Myles A. Pressey III

Name: Myles A. Pressey III

Title: Director

[Signature page to Settlement Agreement]

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Settlement Agreement as of the date first written above.

Incoming Director

JAMES C. WALTER SR.

By: /s/ James C. Walter Sr.

Name: James C. Walter Sr.

[Signature page to Settlement Agreement]

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Exhibit A

Schedule of Disclosed Liabilities

[Enclosed]

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Exhibit B

Form of Assignment Agreement

(to be executed at Effective Time)

ASSIGNMENT

WHEREAS, HDIMAX, Inc. (“Assignor”) is desirous of assigning to Fashion Style Mag, Inc. (“Assignee”), all legal and economic right, title and interest in and to all intellectual property and proprietary rights Assignor may hold, however existing, in and to the “Assigned Assets” as defined in Schedule 1 hereto; and

WHEREAS, Assignor is obligated to assign the Assigned Assets to Assignee pursuant to the terms of that Settlement Agreement of even date herewith.

NOW, THEREFORE, in consideration of the mutual promises contained in the Settlement Agreement, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Assignor hereby assigns, transfers and sets over to Assignee, exclusively throughout the world, all of its right, title and interest (choate or inchoate) in and to: (1) the Assigned Assets, and any ideas, designs, inventions, discoveries, improvements, know-how, proprietary information and the like related thereto, whether or not patentable or registrable, related thereto; (2) all precursors, portions and work-in-progress with respect thereto, (3) all copyright rights including without limitation, all application and registrations for copyrights and any and all renewals, extensions and reversions thereof; (4) all patent rights including, without limitation, any patent applications, patents, and any reissues, divisions, continuations, continuations-in-part, reexaminations and foreign titles thereof; (5) all trademark rights thereof including, without limitation, all applications and registrations therefor and all associated goodwill; (6) all trade secret rights thereof; (7) any and all causes of action for infringement of any of the foregoing, past, present and future; (8) all of the proceeds from any of the foregoing accrued and unpaid and hereafter accruing; (9) all trade names, alternate names or fictitious names used by Assignor in connection with any business related to the aforementioned website in any jurisdiction located in the United States of America; and (10) any and all “moral rights” of Assignor in and to any of the foregoing which, to the extent not assignable, are hereby irrevocably waived. All of the foregoing assigned hereunder is collectively referred to herein as the “Intellectual Property.”

Assignor covenants and agrees to assist Assignee in every legal way to evidence, record, transfer and perfect the assignment of the Intellectual Property and the other rights provided for herein, and to apply for and obtain recordation of, and from time to time enforce, maintain, and defend the assigned rights, including without limitation providing any assistance deemed necessary by Assignee in connection with any related interference, litigation or other controversy, all expense incident to the filing of such applications, the prosecution thereof and the conduct of any such interference, litigation, or other controversy to be borne by Assignee. If Assignee is unable for any reason whatsoever to secure Assignor’s signature to any document it is entitled to under this Assignment, Assignor hereby irrevocably designates and appoints Assignee, and its duly authorized officers and agents, as Assignor’s agents and attorneys-in-fact, with full power of substitution, to act for and on his behalf and instead of Assignor, to execute and file any such document or documents and to do all other lawfully permitted acts to further the purposes of the foregoing with the same legal force and effect as if executed by Assignor.

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Assignor shall immediately execute and deliver such documents as are necessary to transfer to Assignee ownership of any and all domain names included in the Assigned Assets.

Assignor warrants and represents that: (i) Assignor has the right to enter into this Assignment and the right to convey the rights granted hereby, and (ii) with this Assignment, Assignee is the owner of all right, title and interest in and to the Assigned Assets including, without limitation, all intellectual property rights therein.

Dated as of this 22nd day of January, 2015.

ASSIGNOR:

HDIMAX MEDIA, INC.

By: /s/ Rajinder Brar

Name: Rajinder Brar

Title: President and CEO

ASSIGNEE:

FASHION STYLE MAG, INC.

By: /s/ Rajinder Brar

Name: Rajinder Brar

Title: President and CEO

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Schedule 1

Assigned Assets

“Assigned Assets” shall mean and include any and all inventions, patents, patent applications, and patent disclosures (including all related divisions, continuations, continuing prosecution applications, continuations in part, reissues, renewals, reexaminations, and extensions thereof), works of authorship, content, copyrights, trademarks, service marks, trade names, domain names, trade dress, logos and similar designations, trade secrets, semiconductor design rights, computer programs (in source code and object code form), materials, records, files, flow charts, formulae, enhancements, updates, modifications, translations, licenses, permits, contracts, adaptations, information, specifications, designs, process technology, manufacturing requirements, quality control standards, information and supply chain information systems, and any other intellectual and industrial property rights, intangible property rights, and proprietary rights, whether registered or unregistered, which are owned, licensed, or otherwise acquired by HDIMAX, Inc. prior to or after the Effective Date, and any and all additions, modifications, enhancements, updates, extensions, derivative works, formulations or further developments thereto, used in connection with, or related to, any of the following websites with respect to their use, reproduction, distribution, performance, or display within the world.

FRONTLINEWIRE.COM - Founded: Dec 2008 / Re-Started: July 2014; http://www.frontlinewire.com/

With up to date news as its happening; Frontlinewire (FLW) powered by Reuters gives its audience updates on world news, breaking news, politics, business, sports, opinion columns, tech and gadgets.

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Exhibit C

Form of Assignment Agreement

(to be executed on or before May 1, 2015)

WHEREAS, HDIMAX, Inc. (“Assignor”) is desirous of assigning to [Fashion Style Mag, Inc.] (“Assignee”), all legal and economic right, title and interest in and to all intellectual property and proprietary rights Assignor may hold, however existing, in and to the “Assigned Assets” as defined in Schedule 1 hereto; and

WHEREAS, Assignee is desirous of acquiring from Assignor pursuant to this Assignment all rights in and to the Assigned Assets.

NOW, THEREFORE, in consideration of the mutual promises contained in the Contribution Agreement, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Assignor hereby assigns, transfers and sets over to Assignee, exclusively throughout the world, all of its right, title and interest (choate or inchoate) in and to: (1) the Assigned Assets, and any ideas, designs, inventions, discoveries, improvements, know-how, proprietary information and the like related thereto, whether or not patentable or registrable, related thereto; (2) all precursors, portions and work-in-progress with respect thereto, (3) all copyright rights including without limitation, all application and registrations for copyrights and any and all renewals, extensions and reversions thereof; (4) all patent rights including, without limitation, any patent applications, patents, and any reissues, divisions, continuations, continuations-in-part, reexaminations and foreign titles thereof; (5) all trademark rights thereof including, without limitation, all applications and registrations therefor and all associated goodwill; (6) all trade secret rights thereof; (7) any and all causes of action for infringement of any of the foregoing, past, present and future; (8) all of the proceeds from any of the foregoing accrued and unpaid and hereafter accruing; (9) all trade names, alternate names or fictitious names used by Assignor in connection with any business related to the aforementioned website in any jurisdiction located in the United States of America; and (10) any and all “moral rights” of Assignor in and to any of the foregoing which, to the extent not assignable, are hereby irrevocably waived. All of the foregoing assigned hereunder is collectively referred to herein as the “Intellectual Property.”

Assignor covenants and agrees to assist Assignee in every legal way to evidence, record, transfer and perfect the assignment of the Intellectual Property and the other rights provided for herein, and to apply for and obtain recordation of, and from time to time enforce, maintain, and defend the assigned rights, including without limitation providing any assistance deemed necessary by Assignee in connection with any related interference, litigation or other controversy, all expense incident to the filing of such applications, the prosecution thereof and the conduct of any such interference, litigation, or other controversy to be borne by Assignee. If Assignee is unable for any reason whatsoever to secure Assignor’s signature to any document it is entitled to under this Assignment, Assignor hereby irrevocably designates and appoints Assignee, and its duly authorized officers and agents, as Assignor’s agents and attorneys-in-fact, with full power of substitution, to act for and on his behalf and instead of Assignor, to execute and file any such document or documents and to do all other lawfully permitted acts to further the purposes of the foregoing with the same legal force and effect as if executed by Assignor.

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Assignor shall immediately execute and deliver such documents as are necessary to transfer to Assignee ownership of any and all domain names included in the Assigned Assets.

Assignor warrants and represents that: (i) Assignor has the right to enter into this Assignment and the right to convey the rights granted hereby, and (ii) with this Assignment, Assignee is the owner of all right, title and interest in and to the Assigned Assets including, without limitation, all intellectual property rights therein.

Dated as of this __ day of _________, 2015.

ASSIGNOR:

HDIMAX MEDIA, INC.

By:

Name:

Title:

ASSIGNEE:

FASHION STYLE MAG, INC.

By:

Name: Rajinder Brar

Title: President and CEO

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Schedule 1

Assigned Assets

“Assigned Assets” shall mean and include any and all inventions, patents, patent applications, and patent disclosures (including all related divisions, continuations, continuing prosecution applications, continuations in part, reissues, renewals, reexaminations, and extensions thereof), works of authorship, content, copyrights, trademarks, service marks, trade names, domain names, trade dress, logos and similar designations, trade secrets, semiconductor design rights, computer programs (in source code and object code form), materials, records, files, flow charts, formulae, enhancements, updates, modifications, translations, licenses, permits, contracts, adaptations, information, specifications, designs, process technology, manufacturing requirements, quality control standards, information and supply chain information systems, and any other intellectual and industrial property rights, intangible property rights, and proprietary rights, whether registered or unregistered, which are owned, licensed, or otherwise acquired by HDIMAX, Inc. prior to or after the Effective Date, and any and all additions, modifications, enhancements, updates, extensions, derivative works, formulations or further developments thereto, used in connection with, or related to, any of the following websites with respect to their use, reproduction, distribution, performance, or display within the world.

HDIMAX.COM - Founded: Dec 2008 / Re-Started: March 2014; http://www.hdimax.com/

Positioned as the Video solution for TV Shows, Sports content, Music videos, Live events, movies, comedy, cooking, reality shows and its own originals.  It’s a solution of die-hard content lovers that will provide a little bit of everything for everyone.  Including kids.

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